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Scudder Variable Series II

o SVS Index 500 Portfolio


Supplement To The Prospectus Dated May 1, 2002

On September 27, 2002, Deutsche Bank AG agreed to the sale of its global passive equity, enhanced equity and passive fixed income businesses to Northern Trust Corporation. Under this agreement, it is proposed that Deutsche Investment Management Americas Inc. would remain as investment advisor to the above-referenced fund and that Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, would become a sub-advisor to the fund, subject to Board and shareholder approval and satisfaction of certain other conditions, within three to six months.










October 1, 2002